UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023

New Vista Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40070	98-1574055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 South Wacker Drive, Suite 300 Chicago, IL 60606	60606
(Address of principal executive offices)	(Zip Code)

(312) 855-2083

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NVSAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NVSA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NVSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 12, 2023, New Vista Acquisition Corp (the “Company”) filed a definitive proxy statement (as amended on January 13, 2023, and February 7, 2023, the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting to be held on February 10, 2023 (the “Extraordinary General Meeting”) to consider and vote on the proposals set forth in the Definitive Proxy Statement, including a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must either (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination or (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on February 19, 2021, in each case, from February 19, 2023, to February 19, 2024 (the “Extension Proposal”).

Item 1.01. Entry Into a Material Definitive Agreement.

On February 8, 2023, New Vista Acquisition Sponsor LLC (the “Sponsor”) agreed to make monthly deposits directly to the Company’s trust account of $200,000.00 (each deposit, a “Contribution”), up to a maximum amount of $2,400,000, following the approval and implementation of the Extension Proposal on the terms described below. The Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor.

If the Extension Proposal is approved and implemented, the Contributions, which will be paid monthly (or a pro rata portion thereof if less than a full month), will begin on March 1, 2023, and thereafter on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day) until the earlier of (i) the consummation of a business combination, and (ii) February 19, 2024 (or any earlier date of termination, dissolution or winding up of the Company as determined in the sole discretion of the Company’s board of directors) (the earlier of (i) and (ii), the “Maturity Date”). The Promissory Note will be repayable by the Company to the Sponsor upon the Maturity Date. The funds in the Company’s trust account remain invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 2.03 to the extent required herein.

Item 8.01. Other Events.

Press Release

On February 8, 2023, the Company issued a press release announcing (i) the postponement of the Extraordinary General Meeting (the “Postponement”) from the previously scheduled date of Friday, February 10, 2023, commencing at 10:00 a.m., New York City time, to Wednesday, February 15, 2023, commencing at 10:00 a.m., New York City time, (ii) the resulting extension of the deadline of 5:00 p.m., New York City time, on February 8, 2023 (two business days before the Extraordinary General Meeting, as originally scheduled), for the Company’s public shareholders to deliver redemption requests to the Company’s transfer agent in connection with the Extension Proposal, to 5:00 p.m., New York City time, on February 13, 2023 (two business days before the postponed Extraordinary General Meeting) (the “Redemption Deadline Extension”), (iii) the Contributions and the Promissory Note and (iv) that the Sponsor has informed the Company that it expects to convert its 6,684,500 Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Shares”) into Class A Shares in accordance with the Charter prior to the redemption of any Class A Shares held by the Company’s public shareholders in connection with the Extension Proposal (the “Conversion”).

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the Definitive Proxy Statement as set forth below (the “Proxy Supplement”) to provide information about the Postponement, the Redemption Deadline Extension, the Contributions and the Conversion.

There is no change to the location, the record date or any of the proposals to be acted on at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

NEW VISTA ACQUISITION CORP

Dated February 8, 2023

The following disclosures in this Current Report supplement, and should be read in conjunction with, the disclosures in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on January 12, 2023, and as amended on January 13, 2023, and February 7, 2023, relating to the Company’s extraordinary general meeting originally scheduled for Friday, February 10, 2023, commencing at 10:00 a.m., New York City time, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extraordinary General Meeting Date

On February 8, 2023, the Company announced the postponement of the Extraordinary General Meeting (the “Postponement”) from the previously scheduled date of Friday, February 10, 2023, commencing at 10:00 a.m., New York City time, to Wednesday, February 15, 2023, commencing at 10:00 a.m., New York City time. As a result of this change, the Extraordinary General Meeting will now commence at 10:00 a.m., New York City time, on Wednesday, February 15, 2023, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001. You will be able to attend the Extraordinary General Meeting online by visiting www.cstproxy.com/newvistacap/2023.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of 5:00 p.m., New York City time, on February 8, 2023 (two business days before the Extraordinary General Meeting, as originally scheduled) for the Company’s public shareholders to (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem their respective public shares for cash and (ii) tender or deliver their respective shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company, has been extended to 5:00 p.m., New York City time, on February 13, 2023 (two business days before the postponed Extraordinary General Meeting).

Sponsor Contribution to Trust Account

On February 8, 2023, the Sponsor agreed to make monthly deposits directly to the Trust Account of $200,000 (each deposit, a “Contribution”) following the approval of the Extension Proposal and the implementation of the Extension on the terms described below. The Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor. If the Extension Proposal is approved and the Extension is implemented, the Contributions, which will be paid monthly (or a pro rata portion thereof if less than a full month), will begin on March 1, 2023, and thereafter on the first day of each month (or if such first day is not a business day, on the business day immediately preceding such first day) until the earlier of (i) the consummation of a business combination, and (ii) February 19, 2024 (or any earlier date of termination, dissolution or winding up of the Company in accordance with the Charter or as otherwise determined in the sole discretion of the Company’s board of directors) (the earlier of (i) and (ii), the “Maturity Date”). The Promissory Note will be repayable by the Company to the Sponsor upon the Maturity Date. The funds in the Trust Account remain invested in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The Contributions are conditioned on the approval of the Extension Proposal and the implementation of the Extension.

Sponsor Conversion of New Vista Class B Shares

On February 8, 2023, the Sponsor informed the Company that it expects to convert its 6,684,500 New Vista Class B Shares into New Vista Class A Shares in accordance with the Charter prior to the redemption of any New Vista Class A Shares held by the Company’s public shareholders in connection with the Extension Proposal. Notwithstanding such conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any New Vista Class A Shares.

Forward-Looking Statements

This Current Report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements.

These forward-looking statements include, but are not limited to, statements regarding the Sponsor’s intention to convert its 6,684,500 Class B Shares. Such forward-looking statements are based on the beliefs of New Vista’s management, as well as assumptions made by, and information currently available to, New Vista’s management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual results could differ materially from those contemplated by the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of New Vista of the proposal for an extension of time for New Vista to complete a business combination from February 19, 2023, to February 19, 2024 is not obtained; New Vista’s ability to enter into a definitive agreement; the risk that the approval of the shareholders of New Vista for the potential business combination is not obtained; the failure to obtain the necessary financing for the potential business combination; the amount of redemption requests made by New Vista’s shareholders and the amount of funds remaining in New Vista’s trust account after satisfaction of such requests; those factors discussed in New Vista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 (the “Annual Report”) under the heading “Risk Factors,” and other documents of New Vista filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that New Vista presently does not know or that New Vista currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. New Vista undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Important Additional Information and Where to Find It

On January 12, 2023, New Vista filed a definitive proxy statement (the “Shareholder Meeting Proxy Statement”) with the SEC in connection with its solicitation of proxies for New Vista’s extraordinary general meeting to be held on Friday, February 10, 2023, commencing at 10:00 a.m., New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, NY 10001 (the “Shareholder Meeting Proxy Statement”). On January 13, 2023, and February 7, 2023, New Vista filed with the SEC amendments to the Shareholder Meeting Proxy Statement. INVESTORS AND SECURITY HOLDERS OF NEW VISTA ARE URGED TO READ THE SHAREHOLDER MEETING PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW VISTA, THE EXTRAORDINARY GENERAL MEETING AND RELATED MATTERS.

No Offer or Solicitation

This document is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction with respect to the potential business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Promissory Note, dated as of February 8, 2023, by and between New Vista Acquisition Corp and New Vista Acquisition Sponsor LLC

99.1	Press Release, dated February 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Vista Acquisition Corp

Date: February 8, 2023	By:	/s/ Dennis A. Muilenburg
	Name:	Dennis A. Muilenburg
	Title:	Chief Executive Officer